EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Arrow Resources Development, Inc. (the Company ) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Peter J. Frugone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the disclosure of deficiencies in the Company ’ s disclosure controls and procedures set forth in Item 8A  of the Report:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2013

/s/ Peter J. Frugone
Peter J. Frugone
Chief Executive Officer